AMENDED AND RESTATED

CAL-MAINE FOODS, INC. 2012 OMINBUS LONG-TERM INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
Unless otherwise defined herein, capitalized terms used in this Restricted Stock

Agreement (this “Restricted Stock
Agreement”) shall have the meanings ascribed in the Amended and Restated Cal-Maine

Foods, Inc. 2012 Long-Term

Incentive
Plan (“Plan”).
I . NOTICE OF RESTRICTED STOCK GRANT

The Company is pleased to inform you that, subject to the terms and conditions of the Plan and this Restricted Stock
Agreement, you have been granted restricted shares of Common Stock (“Restricted

Shares”), as follows:
Participant Name:

____________________________________
Grant Date:

____________________________________
Vesting

Commencement Date:

____________________________________
Number of Restricted Shares:

____________________________________
Vesting

Schedule:

The Restricted Shares shall become vested, and no longer subject to forfeiture, in accordance with
the following schedule:

Anniversary of Grant Date

Percent (%) of Shares Vested

3
rd

Anniversary

100%
II.

AGREEMENT

A.
Grant of Restricted Shares.

The Committee hereby grants to the Participant named in the Notice of

Restricted Stock Grant contained in Part I of
this Restricted Stock Agreement (the “Notice of Grant”) the number of

Restricted Shares set forth in the Notice of Grant,
subject to the terms and conditions herein set forth and the provisions of the Plan, which is incorporated herein by reference.
Subject to Article 9 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and
conditions of this Restricted Stock Agreement, the terms and conditions of the Plan shall prevail.
B.
Vesting

of Restricted Shares.

(a)

Vesting

Schedule.

The Restricted Shares that shall have vested at any time in accordance with the terms of the Vesting

Schedule set forth in the Notice of Grant are referred to as “Vested

Shares,” and the Restricted
Shares that shall not have vested are referred to as “Unvested Shares.”
(b)

Accelerated Vesting

Upon a Change in Control.

In the event of the completion of a Change in
Control, all Unvested Shares shall automatically vest and become Vested

Shares immediately prior to the completion
of the Change in Control.
(c)

Forfeiture of Unvested Shares Upon Early Termination

of Service.

Except as provided in
subparagraphs (d) and (e) below,

if the Participant ceases to remain in continuous Service for any reason, (i) all of the
Restricted Shares that are Unvested Shares as of such termination date shall immediately and automatically be
forfeited and reconveyed to the Company and shall be cancelled on the Company’s stock books, and (ii) the
Participant shall immediately and automatically cease to have any ownership right in any and all Restricted Shares that
constitute Unvested Shares as of such termination date.

In such event, this Restricted Stock Agreement shall remain in full force and effect with respect to any Vested

Shares.
(d)

Death or Disability.

In the event of the Participant’s Disability or

death during the term of this
Agreement, all of the Restricted Shares subject to this Agreement shall be immediately vested as of the date of such
Disability or death, whichever is applicable, and shall be delivered, subject to any requirements under this Agreement,
to the Participant, in the event of his or her Disability,

or in the event of the Participant’s death, to the beneficiary

or
beneficiaries designated by the Participant, or if the Participant has not so designated any beneficiary(ies), or if no
designated beneficiary survives the Participant, such shares shall be delivered to the personal representative of the
Participant’s estate.

For purposes of this Agreement, “Disability” means that the

Participant, as determined by the
Committee in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically

determinable physical or mental impairment which can be expected to result in death or can be expected to last for a
continuous period of not less than twelve (12) months.

(e)

Retirement.

If the Participant’s termination

of continuous Service is by reason of Retirement, at the
time of such termination, the Committee in its sole discretion may provide that the

Restricted Shares will vest partially
or in full as of the effective date of the Participant’s

termination due to Retirement.

For purposes of this Agreement,
“Retirement”

means a termination of continuous Service after attainment of the requirements set forth in the retirement
policy of the Company.
(f)

Shareholder Rights.

From the Grant Date and continuing for so long as the Unvested Shares shall not have been forfeited as provided in Part II(B)(c) above, the Participant shall have the right to receive with respect to
the Restricted Shares any dividends that the Company may declare regarding the Common Stock; provided, however,
that any dividend payable in stock also shall be deemed to be Restricted Shares under this Agreement subject to the
same Vesti

ng Schedule as the underlying Restricted Shares.
C.
No Transfer Permitted of Unvested Shares.

(a)

The Participant shall not, and shall not purport to, sell, assign, pledge or otherwise transfer any
Unvested Shares, or any interest therein, either voluntarily or by operation of law, except by will, by the

laws of
descent and distribution, or pursuant to a qualified domestic relations order.

The Participant is permitted to sell, assign
or otherwise transfer the Restricted Shares only if and when they become

Vested

Shares pursuant to Section B above.
(b)

The Participant acknowledges and agrees that, if the Company so determines, all certificates evidencing Unvested Shares may be endorsed with the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE

ARE SUBJECT TO CERTAIN

VESTING AND
FORFEITURE PROVISIONS AS SET FORTH

IN A RESTRICTED STOCK AGREEMENT

BETWEEN THE
CORPORATION

AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE

AT

THE PRINCIPAL
OFFICE OF THE COMPANY.

In addition, the Company may make a notation regarding the restrictions on transfer of the Restricted Shares in its
stock books, and shares of the Restricted Shares shall be transferred on the books of the Company only if transferred or sold in
accordance with this Restricted Stock Agreement.
D.
Stock Certificates.

(a)
Concurrently herewith, the Company may issue one or more stock certificates in the Participant’s
name evidencing the Restricted Shares or the Company may issue the Restricted Shares in book entry form.

If the
Restricted Shares are held in book entry form, the applicable restrictions will be noted

in the records of the Company’s
transfer agent and in the book entry system.

If stock certificates are issued, the Company,

or its designee, shall retain
any stock certificates or other certificates issued that evidence Unvested

Shares in escrow for the benefit of the
Participant.

The Participant agrees to execute such further instruments and to take such further actions as the
Committee may deem necessary or advisable for purposes of facilitating the enforcement of this Restricted Stock
Agreement.

The Participant hereby appoints the Company,

or its designee, with full power of substitution, as
Participant’s true and lawful attorney-in-fact

with irrevocable power and authority in the name and on behalf of the
Participant to take into action and execute all documents and instruments, including,

without limitation, stock powers
which may be necessary to transfer any certificate or certificates evidencing any such Unvested Shares upon
termination.
(b)
Upon the Participant’s request at any

time, the Company shall deliver to the Participant a stock
certificate in the Participant’s name

evidencing Vested

Shares.
E.
Tax Obligations

.

(a)
In connection with the receipt of the Restricted Shares, the Participant hereby represents and
warrants that the Company previously advised the Participant to consult with the Participant’s own tax advisor
regarding whether an election under Section 83(b) of the Internal Revenue

Code of 1986, as amended, should be made
by the Participant within thirty days after the Grant Date.

The Participant shall be solely responsible for the payment

of any and all federal, state and other taxes that may be imposed on the Participant by reason of the acquisition of the
Restricted Shares and any vesting and subsequent sale of the Vested

Shares.
(b)
The Participant agrees to make appropriate arrangements with the Company

(or the Parent,
Subsidiary or Affiliate employing or retaining

the Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the receipt or vesting of the Restricted Shares.

The Participant acknowledges and agrees that the Company may refuse to issue the

Restricted Shares if such
withholding amounts are not delivered.

These arrangements include payment in cash.

With the Company’s

consent,
these arrangements may also include (a) payment from the proceeds of the sale of shares through a

Company-
approved broker, (b) withholding shares of

Common Stock that otherwise would be issued to the Participant when the
Restricted Shares become vested, (c) surrendering shares that the Participant previously acquired or (d) withholding
cash from other compensation.

The Fair Market Value

of withheld or surrendered shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

F.
Entire Agreement; Governing Law.

The Plan and this Restricted Stock Agreement constitute the entire agreement of the parties with respect to the subject
matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with
respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a
writing signed by the Company and the Participant. This Restricted Stock Agreement

is governed by the laws of the state of
Mississippi.

In addition, this Award

of Restricted Shares (and any compensation paid or shares issued hereunder)

is subject to
recoupment in accordance with The Dodd–Frank Wall

Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted

by the Company and any compensation recovery policy otherwise required by applicable law.
G. Other Documents.
The Participant acknowledges receipt of and the right to receive a document providing the information required by
Rule 428(b)(1) promulgated under the Securities Act, which includes the

Plan prospectus.

In addition, the Participant
acknowledges receipt of the Company’s

policy permitting certain individuals to sell shares only during certain “window”
periods and the Company’s insider

trading policy,

in effect from time to time.
H. Electronic Delivery of Documents.
The Participant agrees to accept by email, electronic submission or any other means requested by the Company all
documents relating to the Company,

the Plan or this Restricted Stock Agreement and all other documents that the Company is
required to deliver to its security holders (including, without limitation,

disclosures that may be required by the U.S. Securities
and Exchange Commission). The Participant also agrees that the Company may deliver these documents by posting them on a
website maintained by the Company or by a third party hired by the Company.

If the Company posts these documents on a
website, it will notify the Participant by email.

The Participant acknowledges that he or she may incur costs in connection with electronic delivery,

including the cost of accessing the internet and printing fees, and that an interruption of internet access may
interfere with the Participant’s ability

to access the documents.

This consent will remain in effect until the Participant gives the
Company written notice that it should deliver paper documents.
I. Insider Trading Policy
The Participant acknowledges that Participant may be required as a condition of employment and as a condition to
receiving the Award

to comply with the Company’s Amended

and Restated Trading Policy.

Participant acknowledges that
Participant may not sell the Common Stock during certain periods as set forth in the Company’s Securities Trading

Policy.
J.
No Guarantee of Continued Service.

THE PARTICIPANT

ACKNOWLEDGES AND AGREES THAT

THE VESTING OF RESTRICTED SHARES
PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED

ONLY

BY CONTINUING IN SERVICE

AT
THE WILL OF THE COMPANY

(AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OR
ACQUIRING RESTRICTED SHARES HEREUNDER).

THE PARTICIPANT

FURTHER ACKNOWLEDGES
AND AGREES THAT

THIS RESTRICTED STOCK AGREEMENT,

THE TRANSACTIONS CONTEMPLATED
HEREUNDER AND THE VESTING SCHEDULE SET FORTH

HEREIN DO NOT CONSTITUTE AN EXPRESS
OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE

PROVIDER FOR THE VESTING

PERIOD, FOR ANY PERIOD, OR AT

ALL, AND SHALL NOT INTERFERE WITH THE PARTICIPANT’S
RIGHT OR THE COMPANY’S

RIGHT TO TERMINATE

THE PARTICIPANT’S

SERVICE AT

ANY TIME,
WITH OR WITHOUT CAUSE.
By your signature and the signature of the Company’s

representative below,

you and the Company agree that the
Restricted Shares are granted under and governed by the terms and conditions of the Plan and this Restricted Stock Agreement.

By your signature below,

you accept the offer to acquire the Restricted Shares, acknowledge and agree that you have reviewed
the Plan and this Restricted Stock Agreement in their entirety,

have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the Plan and this Restricted Stock Agreement.

You

hereby
agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to
the Plan and this Restricted Stock Agreement.

You

further agree to notify the Company upon any change in the residence address indicated below.
This Restricted Stock Agreement may be executed in counterparts, each of which shall be deemed an original, but both
of which shall constitute one and the same instrument.

PARTICIPANT:

CAL-MAINE FOODS, INC.
__________________________________________

By: ____________________________________
Signature

Name:__________________________________
Title:

__________________________________

__________________________________________
Print Name
Residence Address:
__________________________________________
__________________________________________